Exhibit 99.1 Company Overview Company Overview Exhibit 99.1 Company Overview Company Overview

02

Disclaimer

This presentation may include forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, industry dynamics, business strategy and plans and our objectives for future operations, are forward-looking statements. These statements represent our opinions, expectations, beliefs, intentions, estimates or strategies regarding the future, which may not be realized. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that are intended to identify forward-looking statements. Forward-looking statements are based largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long-term business operations and objectives and financial needs. These forward-looking statements involve known and unknown risks, uncertainties, changes in circumstances that are difficult to predict and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statement. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We caution you therefore against relying on these forward-looking statements, and we qualify all of our forward-looking statements by these cautionary statements.

The forward-looking statements included in this presentation are made only as of the date hereof. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor our advisors nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Neither we nor our advisors undertake any obligation to update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as may be required by law. You should read this presentation with the understanding that our actual future results, levels of activity, performance and events and circumstances may be materially different from what we expect.

Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us. Industry publications, research, surveys and studies generally state that the information they contain has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation.

This presentation contains excerpts of testimonials from individuals who have been treated with compounds or derivatives of the compounds underlying our product candidates in the context of third-party studies or otherwise that are solely intended to be illustrative and not representative of the potential for beneficial results of such compounds. Our product candidates are in preclinical or clinical stages of development and none of our product candidates have been approved by the FDA or any other regulatory agency.

Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.

04 Christian Angermayer Florian Brand Srinivas Rao, MD, PhD Founder Co-Founder & CEO Co-Founder & CSO Lars Wilde Greg Weaver Rolando Gutierrez, MD Co-Founder CFO CMO NDAs through IND The atai team has collectively led regulatory approval applications04 Christian Angermayer Florian Brand Srinivas Rao, MD, PhD Founder Co-Founder & CEO Co-Founder & CSO Lars Wilde Greg Weaver Rolando Gutierrez, MD Co-Founder CFO CMO NDAs through IND The atai team has collectively led regulatory approval applications

05

Executive Summary and Key Investment Highlights

1. Mental health disorders have become one of largest global health burdens, exacerbated by the COVID-19 pandemic. Despite the unmet patient need, innovations remain limited, with only 7 new neuropsychiatric drugs approved since 2015.

2. As a response to lack of innovation, atai focuses on compounds with prior clinical evidence, including psychedelics whose therapeutic potential has become evident in recent academic studies and which have benefited from recent regulatory momentum.

3. Since 2018 we have aggressively grown our platform to 6 psychedelic, 5 non-psychedelic drug development programs and 6 enabling technologies, focusing on differentiated and potentially disease-modifying mental health treatments.

4. Our platform approach: Decentralized drug development process, leveraging the atai team and our enabling technologies such as digital therapeutics to aim for improved safety, efficacy and probability of clinical success across our pipeline.

5. Increased investor appetite as the IPO of COMPASS Pathways and the Otsuka partnership with our subsidiary Perception Neurosciences demonstrate our ability to capture value.

6. With a team of more than 50 highly experienced professionals at atai, an additional 150 FTEs / consultants across our companies and a cash position as of March 31, 2021 of approx. $449M[1], we are well positioned to achieve our upcoming anticipated value inflection points.

(1) After giving effect to our Series D and IPO financings.

06 As a response to the signiﬁcant unmet need and lack of innovation in the mental health treatment landscape, as well as the emergence of therapies that previously may have been overlooked or underused, including psychedelic compounds and digital therapeutics.06 As a response to the signiﬁcant unmet need and lack of innovation in the mental health treatment landscape, as well as the emergence of therapies that previously may have been overlooked or underused, including psychedelic compounds and digital therapeutics.

07 SIGNIFICANT BURDEN URGENT NEED FOR INNOVATION Affected people Respond inadequately Global population with mental health A third of patients with depression respond 1 disorders inadequately or relapse with current 5 treatments within certain indications Of US population impacted Slow onset of treatment effect Expected that more than half of US population will have a mental health Frontline treatments for depression and 2 6 disorder at some point in their lifetime anxiety have slow onset (4-12w) Relapse rate Global economic impact Most of the patients treated for opioid use Estimated global economic costs of 7 disorder (OUD) relapse 3 mental health disorders by 2030 Psychiatry approvals since 2015 Recent impact of COVID-19 Only 7 new drugs approved by the FDA for Percentage of US adults experiencing psychiatry disorders since 2015 – less than symptoms of depression and anxiety rose 8 4 10% relative to oncology (N=83) from 11% in 2019 to 42% end of 2020 1. Ritchie, “Global mental health: ﬁve key insights which emerge from the data”, Our World In Data (2018). 5. Salzer, “National Estimates of Recovery-Remission From Serious Mental Illness”, Psychiatry Online (2018). 2. Kapil, “5 Surprising Mental Health Statistics”, National Council for Behavioral Health (2019). 6. Tew et al., “Impact of prior treatment exposure on response to antidepressant treatment in late life” Am J Geriatr Psychiatry (2006) 7. Sinha, ”New Findings on Biological Factors Predicting Addiction Relapse Vulnerability” (2011) 3. Patel et al., “The Lancet Commission on global mental health and sustainable development”, The Lancet (2018). 8. EvaluatePharma (as of 19.03.2021). New drugs include new molecular entities or new active ingredients. 4. Abbott, “COVID’s mental-health toll: how scientists are tracking a surge in depression, Nature (2021)07 SIGNIFICANT BURDEN URGENT NEED FOR INNOVATION Affected people Respond inadequately Global population with mental health A third of patients with depression respond 1 disorders inadequately or relapse with current 5 treatments within certain indications Of US population impacted Slow onset of treatment effect Expected that more than half of US population will have a mental health Frontline treatments for depression and 2 6 disorder at some point in their lifetime anxiety have slow onset (4-12w) Relapse rate Global economic impact Most of the patients treated for opioid use Estimated global economic costs of 7 disorder (OUD) relapse 3 mental health disorders by 2030 Psychiatry approvals since 2015 Recent impact of COVID-19 Only 7 new drugs approved by the FDA for Percentage of US adults experiencing psychiatry disorders since 2015 – less than symptoms of depression and anxiety rose 8 4 10% relative to oncology (N=83) from 11% in 2019 to 42% end of 2020 1. Ritchie, “Global mental health: ﬁve key insights which emerge from the data”, Our World In Data (2018). 5. Salzer, “National Estimates of Recovery-Remission From Serious Mental Illness”, Psychiatry Online (2018). 2. Kapil, “5 Surprising Mental Health Statistics”, National Council for Behavioral Health (2019). 6. Tew et al., “Impact of prior treatment exposure on response to antidepressant treatment in late life” Am J Geriatr Psychiatry (2006) 7. Sinha, ”New Findings on Biological Factors Predicting Addiction Relapse Vulnerability” (2011) 3. Patel et al., “The Lancet Commission on global mental health and sustainable development”, The Lancet (2018). 8. EvaluatePharma (as of 19.03.2021). New drugs include new molecular entities or new active ingredients. 4. Abbott, “COVID’s mental-health toll: how scientists are tracking a surge in depression, Nature (2021)

08 LSD synthesized by Dr. Stan Grof uses Psilocybin shows sustained FDA Breakthrough therapy Dr. Albert Hofmann at LSD to treat heroin decreases in depression and designations for psilocybin 1 3 5 7 Sandoz research labs addiction in Prague anxiety in cancer patients for treatment of TRD. Psychedelic therapy Drug Control PRESIDENT NIXON, 1971 developed by Dr. Abram Amendments forbid FDA Breakthrough FDA approval of Hoﬀer and Dr. Humphry the manufacture and designation for MDMA- intranasal S-ketamine Osmond, eﬃcacious in sale of psychedelic 8 2 4 Assisted Psychotherapy for TRD treating alcoholics drugs (scheduling) and announcement of 6 Phase 3 in PTSD Novel results and regulatory support Early research suggestedeﬃcacy in underscore therapeutic value mental health Note: LSD = Lysergic acid diethylamide; TRD = Treatment-resistant depression; MDD = Major depressive disorder; PTSD = Post-traumatic stress disorder. 1. Hofmann, MAPS (1996) 5. Griffiths et al., “Psilocybin produces substantial and sustained decreases in depression and anxiety in patients with life-threatening cancer” (2016) 2. Dyck, “’Hitting Highs at Rock Bottom’: LSD Treatment for Alcoholism” (2006) 6. MAPS, announcement breakthrough designation Phase 3 (2017) 3. Williams, “Human Psychedelic Research: A Historical and Sociological Analysis” (1999) 7. COMPASS, COMPASS Pathways Receives FDA Breakthrough Therapy Designation for Psilocybin Therapy for Treatment-resistant Depression (2018) 4. FDA, Drug Law History (2018) 8. FDA, FDA Approves New Nasal Spray (2019)08 LSD synthesized by Dr. Stan Grof uses Psilocybin shows sustained FDA Breakthrough therapy Dr. Albert Hofmann at LSD to treat heroin decreases in depression and designations for psilocybin 1 3 5 7 Sandoz research labs addiction in Prague anxiety in cancer patients for treatment of TRD. Psychedelic therapy Drug Control PRESIDENT NIXON, 1971 developed by Dr. Abram Amendments forbid FDA Breakthrough FDA approval of Hoﬀer and Dr. Humphry the manufacture and designation for MDMA- intranasal S-ketamine Osmond, eﬃcacious in sale of psychedelic 8 2 4 Assisted Psychotherapy for TRD treating alcoholics drugs (scheduling) and announcement of 6 Phase 3 in PTSD Novel results and regulatory support Early research suggestedeﬃcacy in underscore therapeutic value mental health Note: LSD = Lysergic acid diethylamide; TRD = Treatment-resistant depression; MDD = Major depressive disorder; PTSD = Post-traumatic stress disorder. 1. Hofmann, MAPS (1996) 5. Griffiths et al., “Psilocybin produces substantial and sustained decreases in depression and anxiety in patients with life-threatening cancer” (2016) 2. Dyck, “’Hitting Highs at Rock Bottom’: LSD Treatment for Alcoholism” (2006) 6. MAPS, announcement breakthrough designation Phase 3 (2017) 3. Williams, “Human Psychedelic Research: A Historical and Sociological Analysis” (1999) 7. COMPASS, COMPASS Pathways Receives FDA Breakthrough Therapy Designation for Psilocybin Therapy for Treatment-resistant Depression (2018) 4. FDA, Drug Law History (2018) 8. FDA, FDA Approves New Nasal Spray (2019)

09

Patient reports: In a study, more than half of the patients ranked psilocybin therapy among the top five most meaningful experiences of their lives[1]

"When I had a craving, something in my head quickly thought about the good part, the taste, the feeling, the high, right? But if I think of the drug now... I quickly think about the downside. It changed the perception I have regarding the drug."[2]



Male, 25
Ibogaine

"It sort of relieved a lot of stress, a lot of negative thoughts within my body... opened my eyes to see where my stress and conflict is coming from... It is hard to explain but... it just brought a lot of grief up that I had inside me, it brought it out and I got rid of a lot of grief."[3]



Male, 55
Psilocybin

"I felt like, just like a whole new reborn person... I had not felt that happy in a long, long time. I felt way better about myself."[4]



Female, 19
Ayahuasca

1. Griffiths et al., "Psilocybin can occasion mystical-type experiences having substantial and sustained personal meaning and spiritual significance" (2006)
2. Schenberg et al., "Treating drug dependence with the aid of ibogaine: A qualitative study" (2017)
3. Watts et al., "Patients' Accounts of Increased 'Connectedness' and 'Acceptance' After Psilocybin for Treatment-Resistant Depression" (2017)
4. Argento et al., "Exploring ayahuasca-assisted therapy for addiction: A qualitative analysis of preliminary findings among an Indigenous community in Canada" (2019)

10 Small teams with entrepreneurial Disciplined selection criteria Digital Therapeutics (including prior evidence in humans) autonomy develop our compounds Impactful capital allocation to Operational involvement of Formulation and biomarkers acquired and incubated companies interdisciplinary atai team Strategic value capturing and AI-enabled drug discovery Access to experienced group of Enabling Process People high degree of optionality strategic advisors and KOLs Technologies10 Small teams with entrepreneurial Disciplined selection criteria Digital Therapeutics (including prior evidence in humans) autonomy develop our compounds Impactful capital allocation to Operational involvement of Formulation and biomarkers acquired and incubated companies interdisciplinary atai team Strategic value capturing and AI-enabled drug discovery Access to experienced group of Enabling Process People high degree of optionality strategic advisors and KOLs Technologies

11

Rapid Growth via incubations and acquisitions:
6 psychedelic programs, 5 non-psychedelic programs and 6 enabling technologies


Lead investor
COMPASS
AUG 2018
Acquired stake in[1]
PERCEPTION NEUROSCIENCE
NOV 2018
Acquired stake in
KURES
AUG 2019
Acquired stake in
gaba
AUG 2019
Launched
EntheogeniX
NOV 2019
Acquired larger stake in
COMPASS
APR 2020
Acquired stake in
Neuronasal
DEC 2019
Acquired stake in
DemeRx NB & IB
DEC 2019
Launched
Introspect
JUN 2020
Launched
VIRIDIA LIFE SCIENCES
JUN 2020
Launched
EmpathBio
JUN 2020
COMPASS Pathways IPO: $146m
COMPASS
SEPT 2020
Launched
REVIXIA LIFE SCIENCES
OCT 2020
Acquired stake in
RECOGNIFY LIFE SCIENCES
NOV 2020
Acquired
Psyber
FEB 2021
Launched
PsyProtix
MAR 2021
Launched
InnarisBio
MAR 2021
Acquired stake in
IntelGenx Corp.
MAR 2021
Psychedelic Program
Non-psychedelic Program
Enabling Technologies
2020
2021

1. Ketamine and S-ketamine are psychedelic/dissociative at therapeutic doses, while R-ketamine (the enantiomer that Perception Neuroscience is developing) is assumed to be nonpsychedelic at effective doses.

12

Development program overview: Our company ownership, lead compounds, lead indications and stage of development

OUR PROGRAMS

Company	Lead Compound	Lead Indication	Type	Ownership %[1]	Preclinical	Phase 1	Phase 2	Phase 3
PERCEPTION NEUROSCIENCE	PCN-101 / R-ketamine	TRD	VIE	50.1%[2]				
RECOGNIFY LIFE SCIENCES	RL-007 / Compound[3]	CIAS	VIE	51.9%				
DemeRx IB	DMX-1002 / Ibogaine	OUD	VIE	59.5%				
Neuronasal	NN-101 / N-acetylcysteine	mTBI	VIE	56.5%[4]				
KURES	KUR-101 / Deuterated mitragynine	OUD	VIE	54.1%[5]				
EmpathBio	EMP-01 / MDMA derivative	PTSD	Wholly Owned	100%				
REVIXIA LIFE SCIENCES	RLS-01 / Salvinorin A	TRD	Wholly Owned	100%				
VIRIDIA LIFE SCIENCES	VLS-01 / DMT	TRD	Wholly Owned	100%				



ENTITIES LIMITED TO EQUITY INTEREST

COMPASS Navigating Mental Health Pathways	Developing COMP360 therapy, with psychological support from specially trained therapists, for TRD. Phase 2b trial is ongoing.	19.4%[6]
gaba	Developing deuterated etifoxine HCl oral dosage form (GRX-917) as potential therapy for GAD. Phase 1 trial initiated.	53.8%[7]
DemeRx NB	Developing DMX-1001, a formulation of noribogaine, as a potential at-home maintenance therapy for OUD. Preclinical stage.	6.3%[8]

Note: TRD = Treatment-resistant depression; CIAS = Cognitive impairment associated with schizophrenia; OUD = Opioid use disorder; GAD = Generalized anxiety disorder; mTBI = Mild traumatic brain injury; DMT = N,N-dimethyltryptamine; MDMA = 3,4-Methylenedioxymethamphetamine; PTSD = Post-traumatic stress disorder, VIE = Variable interest entity.

(1) Unless otherwise indicated herein, ownership percentage based on ownership of securities with voting rights as of May 30th, 2021.
(2) Perception does not give effect to the shares of common stock issuable upon the conversion of outstanding convertible notes held by atai which may increase the ownership.
(3) RL-007 compound is (2R, 3S)-2-amino-3-hydroxy-3-pyridin-4-yl-1-pyrrolidin-1-yl-propan-1-one(L)-(+) tartrate salt.
(4) Neuronasal ownership does not give effect to the obligation to acquire further shares upon the achievement of specified development milestones which may increase the ownership to up to 64.5%.
(5) Kures ownership does not give effect to the obligation to acquire further shares upon the achievement of specified development milestones which may increase the ownership to up to 67.9%.
(6) As of June 30, 2021, we held a 19.4% ownership interest in COMPASS.
(7) GABA ownership does not give effect to the obligation to acquire further shares upon the achievement of specified development milestones which may increase the ownership to up to 54.2%.
(8) DemeRx NB ownership does not give effect to option to acquire further shares upon the achievement of specified development milestones which may increase the ownership to up to 57.1%.

13

SUMMARY

COMPASS PATHWAYS
Navigating Mental Health Pathways

OWNERSHIP	19.4%
PRODUCT	Oral Psilocybin (COMP360)
PHARMA-COLOGY	5-HT2A-R agonist
PRODUCT FEATURES	Rapid onset, potential for sustained efficacy after single dose
INDICATIONS	Primary: Treatment Resistant Depression Potential: Major Depressive Disorder, Anorexia, Autism, Bipolar Disorder, Chronic Cluster Headache, Body Dysmorphic Disorder
CURRENT STATUS	COMP360 Phase 1 trial completed and results publicly available, Phase 2b trial results expected end of 2021
INTELLECTUAL PROPERTY	Proprietary formulation of synthetic psilocybin, COMP360
HIGHLIGHT	Psilocybin demonstrated efficacy in reducing depressive symptoms in humans in an academic, third-party study

Early clinical signals have shown psilocybin therapy leads to rapid and sustained reduction in depressive symptoms

PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY[1])

46 cancer patients with depression symptoms



GRID-HAMD (Depression)
25
20
15
10
5
0
p<0.05
p<0.05
Baseline (w0)
1st Dose (~w4)
Assessment 1 & 2nd dose (~9w)
Assessment 2 (~w14)
6 months
Low Dose 1st – High Dose 2nd
High Dose 1st – Low Dose 2nd

Low Dose: 1 or 3mg

High Dose: 22 or 30mg

Note: GRID-HAMD = GRID Hamilton Depression Rating Scale; COMP360 = a proprietary high-purity, polymorphic crystalline formulation of psilocybin; In COMPASS's model of psilocybin therapy, COMP360 is administered in conjunction with psychological support from specially trained therapists.

1. Griffiths et al., "Psilocybin produces substantial and sustained decreases in depression and anxiety in patients with life-threatening cancer" (2016)

14

SUMMARY

PERCEPTION NEUROSCIENCE

OWNERSHIP	50.1%
PRODUCT	Subcutaneous R-ketamine (PCN-101)
PHARMA-COLOGY	Glutamatergic modulator
PRODUCT FEATURES	Rapid-acting, nonpsychedelic antidepressant with potential for at home use
INDICATIONS	Primary: Treatment Resistant Depression Potential: Substance Use Disorder
CURRENT STATUS	Phase 1 trial showed safety and tolerability of R-ketamine at doses of up to 150mg, Phase 2 trial initiation anticipated in mid '21
INTELLECTUAL PROPERTY	Issued methods of use of R-ketamine for treatment of depressive symptoms
HIGHLIGHT	Third party study: Single IV dose (0.5 mg/kg) of R-ketamine led to a rapid and sustained decrease in MADRS in patients with TRD; dissociation was nearly absent[1]

We aim to develop PCN-101 as a rapid acting antidepressant with potential for at-home use

PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY[1])

Mean MADRS over 7 days and median CADSS scores of TRD patients after single IV dose (0.5mg/kg) of R-ketamine (n=7) [1]


MADRS score
40
35
30
25
20
15
10
5
0
Pre-infusion
60min
120 min
240 min
1 day
3 days
7 days


CADSS score
10
9
8
7
6
5
4
3
2
1
0
0
1
0
0
Pre-infusion
40min
120 min
240 min

PLANNED PCN-101 PHASE 2 TRIAL: Randomized, double blind, placebo-controlled (n=93)


PBO VS. 2 DOSES OF PCN-101
FOLLOW-UP
DAY
-1
1
2
~8
~15
IN-CLINIC DOSING
93 patients with TRD:
3 cohorts
Primary endpoint:
MADRS at 24 hours

Note: MADRS = Montgomery-Asberg Depression Rate Scale, CADSS = Clinician-administered dissociative states scale, IV = Intravenous, PBO = Placebo.

1. Leal et al., "Intravenous arketamine for treatment-resistant depression: open-label pilot study" (2020)

15

Deep-dive R-ketamine vs. S-ketamine: Higher-potency, longer lasting antidepressant effect and lower potential for abuse in preclinical models

Profile of R- vs. S-ketamine

S-ketamine


HN
O
Cl
HN
O
Cl
HN
O
Cl

Ketamine (racemate)

R-ketamine

R-ketamine lacks the psychotomimetic and abuse potential of S-ketamine at therapeutic doses in preclinical models.

Like S-ketamine, R-ketamine's mechanism involves increased neuroplasticity through glutamatergic modulation, with potency differences putatively arising from:

- Different active metabolite profiles
- Different pre- and post-synaptic sites of action
- Involvement of different intracellular pathways (mTORC1 vs. ERK)

Superior and more durable

Forced swim test[1] (third party study)


1 hour
24 hours
Immobility time (s)
240
180
120
60
0
SAL
1 3 10 30
1 3 10 30
(S)-KET (mg kg⁻¹)
(R)-KET (mg kg⁻¹)

Learned helplessness test


Escape failures
40
30
20
10
0
SAL
1 5 25
1 5 25
(S)-KET (mg kg⁻¹)
(R)-KET (mg kg⁻¹)

R-ketamine outperformed and outlasted S-ketamine in mice; confirmed in multiple other animal models in different labs

Lower potential for abuse

Conditioned place preference score test[2] (third party study)


CPP Scores
500
400
300
200
100
0
-100
Saline
(RS)-Ketamine (10mg/kg)


CPP Scores
500
400
300
200
100
0
-100
Saline
5mg/kg
10mg/kg
20mg/kg
(S)-Ketamine


R-Ketamine < abuse potential
CPP Scores
500
400
300
200
100
0
-100
Saline
5mg/kg
10mg/kg
20mg/kg
(R)-Ketamine

R-ketamine showed less potential for abuse in mice models, while racemic and S-ketamine have significant risk

Note: mTORC1 = Mechanistic target of rapamycin complex 1, ERK = Extracellular signal-regulated kinases.
Sources: Wei et al., "A historical review of antidepressant effects of ketamine and its enantiomers" (2020); Chang et al., "Comparison of antidepressant and side effects in mice after intranasal administration of (R,S)-ketamine, (R)-ketamine, and (S)-ketamine Pharmacology Biochemistry and Behavior " (2019);

1. Zanos et al., "NDMAR inhibition-independent antidepressant actions of ketamine metabolites" (2016);
2. Yang et al., "R-ketamine: a rapid-onset and sustained antidepressant without psychotomimetic side effects" (2015).

PERCEPTION NEUROSCIENCE

16

SUMMARY

VIRIDIA LIFE SCIENCES

OWNERSHIP	100%
PRODUCT	Dimethyltryptamine (DMT) in a buccal transmucosal film (VLS-01), DMT is the active psychedelic moiety in Ayahuasca
PHARMA-COLOGY	5-HT2A-R agonist
PRODUCT FEATURES	Rapid onset, sustained efficacy after single dose, short duration of psychedelic effect (~30 to 45 minutes)
INDICATIONS	Primary: Treatment Resistant Depression Potential: Eating Disorders, Substance Use Disorders
CURRENT STATUS	Pre-clinical: Formulation work and safety testing in progress; Phase 1 clinical trial anticipated to initiate in early '22
INTELLECTUAL PROPERTY	Filed provisional on formulations of DMT
HIGHLIGHT	VLS-01 is designed to have an improved duration of psychedelic effect while improving tolerability

VLS-01 may increase patient accessibility by reducing patient and clinic time commitment

PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY[1])

Double-blind, randomized placebo-controlled trial with Ayahuasca in 29 patients with TRD


45
40
35
30
25
20
15
10
5
0
MADRS Score
p<.05
p<.05
p=.0001
Baseline
Day 1
Day 2
Day 7
Ayahuasca
Placebo

Note: MADRS: Montgomery-Asberg Depression Rate Scale.

1. Palhano-Fontes et al. "Rapid antidepressant effects of the psychedelic ayahuasca in treatment-resistant depression", Psychol Med (2019)

17

SUMMARY

REVIXIA LIFE SCIENCES

OWNERSHIP	100%
PRODUCT	RLS-01 is a buccal formulation of Salvinorin A (SalA), a naturally occurring psychedelic compound derived from the *Salvia divinorum* plant
PHARMA-COLOGY	Non-orally bioavailable, non-nitrogenous agonist of the kappa-opioid receptor (KOR), no interaction with serotonergic mechanisms
PRODUCT FEATURES	Rapid-acting hallucinogenic compound, no wash-out of SSRIs required
INDICATIONS	Primary: Treatment Resistant Depression Potential: Substance Use Disorder, Pain
CURRENT STATUS	Phase 1 clinical trial anticipated to initiate in mid '22
INTELLECTUAL PROPERTY	Filed provisional on formulation of SalA
HIGHLIGHT	Hallucinogenic experiences demonstrated by all six significantly elevated HRS clusters on an active dose, and no significant adverse events (third party study).[1]

Salvonorin A's subjective effects were demonstrated to be similar to classical psychedelics

PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY[1])

Participant ratings on Hallucinogen Rating Scale (HRS) completed 1h after drug administration (n=30)

Cluster	Placebo	Active	P value
Affect	0.75 (0.47)	1.50 (0.58)	<0.001*
Cognition	0.37 (0.41)	1.61 (0.81)	<0.001*
Intensity	0.38[2] (0.76)	3.00[2] (0.77)	<0.001*
Perception	0.33 (0.36)	1.71 (0.73)	<0.001*
Somaesthesia	0.31 (0.33)	1.27 (0.54)	<0.001*
Volition	0.94 (0.53)	1.85 (0.46)	<0.001*

Study showed ability of S. divinorum leaf to **reach hallucinogenic states of consciousness beyond serotonergic mechanisms**.

All six **Hallucinogen Rating Scale (HRS) clusters were significantly elevated** for participants given the active S. divinorum leaf.

No significant adverse events were observed or reported by the participants.

Five patients reported **positive changes in relationships** with living family members.

Note: Data are mean ratings with one standard deviation shown in parentheses (*P < 0.05).
1. Addy, "Acute and post-acute behavioral and psychological effects of salvinorin A in humans" (2011)
2. Median used instead of mean for nonparametric data

18

Depression positioning and landscape: atai's programs are designed to be differentiated from one another and from competitors

	TRD treatments being developed by atai companies				Marketed therapies		Phase II and III competitors		
	Compass	Perception	Viridia	Revixia	J&J	e.g. Lilly, Pfizer	Various	GH Research	Sage / Praxis
Company	COMPASS	PERCEPTION NEUROSCIENCE	VIRIDIA LIFE SCIENCES	REVIXIA LIFE SCIENCES	Johnson & Johnson	Lilly, Pfizer	Novartis, NeuroRx, Johnson & Johnson, AXSOME	GH Research	Sage Therapeutics, PRAXIS
Compound	COMP360	R-ketamine	DMT	Salvinorin A	S-ketamine	SSRI/SNRI	MIJ-821, NRX-102, JNJ-5515, AXS-05	5-MeO-DMT	SAGE-217, PRAX-114
Potential for at home use		✓				✓	✓		✓
Potential for sustained efficacy	✓	✓	✓	✓	✓		tbd	✓	tbd
Rapid onset of treatment effect[1]	✓	✓	✓	✓	✓		tbd	✓	✓
Mechanism of Action	5-HT2A-R agonist	Glutamatergic modulator	5-HT2A-R agonist	KOR agonist	NMDA-R antagonist	SERT / NET blockade	NMDA-R / mGluR2 antagonists	5-HT1A- and 5-HT2A-agonist	$GABA_A$ positive allosteric modulator

Note: 5HT2A-R = Serotonin 2A receptor, KOR = kappa-opioid receptor, NMDA-R = N-methyl-D-aspartate receptor, NET = Norepinephrine transporter, SERT = Serotonin Transporter, mGluR2 = Metabotropic glutamate receptor 2, GABA = Gamma-aminobutyric acid, DMT = Dimethyltryptamine, 5-MeO-DMT = 5-methoxy-N,N-dimethyltryptamine , SSRI = Selective Serotonin Reuptake Inhibitor, SNRI = Selective serotonin-norepinephrine reuptake Inhibitor., COMP360 = a proprietary high-purity, polymorphic crystalline formulation of psilocybin; In COMPASS's model of psilocybin therapy, COMP360 is administered in conjunction with psychological support from specially trained therapists.

Sources: GlobalData, Evaluate Pharma (both as of 2021), Uthaug, M. V. et al. Prospective examination of synthetic 5-methoxy-N,N-dimethyltryptamine inhalation: effects on salivary IL-6, cortisol levels, affect, and non-judgment. Psychopharmacology 237, 773–785 (2019). company websites

1. Rapid onset of treatment effect versus standard of care.

19

SUMMARY

DemeRx IB & NB

OWNERSHIP	59.5%[2]
PRODUCT	Ibogaine HCl capsules (DMX-1002), ibogaine is a naturally occurring psychedelic compound isolated from a West African shrub, iboga
PHARMA-COLOGY	Opioid mediated, cholinergic, glutamatergic and monoaminergic receptor modulator
PRODUCT FEATURES	A single dose of ibogaine may precipitate a rapid withdrawal and long-term abstinence in OUD patients
INDICATIONS	Primary: Opioid Use Disorder Potential: Substance Use Disorder, Post-Traumatic Stress Disorder, Traumatic Brain Injury
CURRENT STATUS	Phase 1/2 trial to initiate in mid '21
INTELLECTUAL PROPERTY	Pending method of treatment claims for OUD for ibogaine, issued method of treatment claims for OUD patients on methadone for noribogaine[3]
HIGHLIGHT	Potential sustained reduction in opioid craving with DMX-1002 single administration

A single-dose of ibogaine showed sustained reductions in opioid cravings in 75 opioid-dependent patients

PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY[1])


HCQN Subscale
5
4
3
2
1
0
Pre-dose (N=75)
Discharge (N=74)
1 Month (N=37)
Emotionality (negative mood state)
Compulsivity (lack of confidence in ability to quit)
Purposefulness (desire of intent to use)
Expectancy (expected positive benefits of drug use)

ONGOING PHASE 1/2 TRIAL

Stage 1: Maximum Tolerated Dose

TREATMENT (MULTIPLE DOSES) → SAFETY/PK

Subject cohort: Recreational opioid users (up to 30 subjects)

Objective: Dose finding

Stage 2: Proof of Concept

TREATMENT VS PCB → SAFETY/EFFICACY

Patient cohort: Opioid dependent patients (approximately 80 subjects)

Endpoints: Acute withdrawal, abstinence over 90 days

Note: HCQN = Heroin Craving Questionnaire, PTSD = Post-traumatic stress disorder, OUD = Opioid use disorder, PCB = Placebo, PK = Pharmacokinetics.

1. Mash et al., "Ibogaine Detoxification Transitions Opioid and Cocaine Abusers Between Dependence and Abstinence: Clinical Observations and Treatment Outcomes" (2018)
2. Refers to ownership in DemeRx IB. DemeRx NB ownership is 6.3%, which does not give effect to option to acquire further shares which may increase the ownership to up to 57.1%
3. Noribogaine Intellectual property resides in DemeRx NB

20

SUMMARY

RECOGNIFY LIFE SCIENCES

OWNERSHIP	51.9%
PRODUCT	(2R, 3S)-2-amino-3-hydroxy-3-pyridin-4-yl-1-pyrrolidin-1-yl-propan-1-one(L)-(+) tartrate salt oral capsules (RL-007)
PHARMA-COLOGY	Cholinergic, glutamatergic and GABA-B receptor modulator
PRODUCT FEATURES	No drug-related serious adverse events in over 500 study subject exposures, pro-cognitive effects demonstrated in two Phase 1 and one Phase 2 trials
INDICATIONS	Primary: Cognitive Impairment Associated with Schizophrenia Potential: Autism, Alzheimer's dementia
CURRENT STATUS	Phase 2a trial initiated in H1'21
INTELLECTUAL PROPERTY	Issued composition of matter patent
HIGHLIGHT	Previous Phase 2 showed pro-cognitive potential of RL-007 in 180 patients with diabetic peripheral neuropathic pain

RL-007 has previously shown pro-cognitive effects in human clinical studies

PRIOR EVIDENCE IN HUMANS


Verbal learning[1]
Diff vs. Placebo (ISLT)
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0
p<0.05
Pregabalin (50-100mg TID)
FSV7-007 (40 or 80 mg TID)
FSV7-007 (150 or 300 mg TID)


Verbal delayed recall[2]
Diff vs. Placebo (ISLT)
0.4
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
p<0.05
Pregabalin (50-100mg TID)
FSV7-007 (40 or 80 mg TID)
FSV7-007 (150 or 300 mg TID)

ONGOING PHASE 2 TRIAL: Single-arm, single-blind dose-ranging clinical trial


(5-7 COHORTS)
RL-007 TID
FOLLOW-UP
DAY
-1
1
2
3
4
8
Up to 56 Schizophrenia patients
Primary endpoint: Safety and tolerability
Secondary endpoint: EEG-based biomarkers of cognition

Note: CIAS = Cognitive impairment associated with schizophrenia; RL-007 is (2R, 3S)-2-amino-3-hydroxy-3-pyridin-4-yl-1-pyrrolidin-1-yl-propan-1-one(L)-(+) tartrate salt; TID denotes 3x/day dosing
1. Verbal learning was assessed by the "International Shopping List Task" (ISLT)
2. Verbal delayed recall was assessed by ISLT with a delayed recall, as a parameter for short-term memory

21

SUMMARY

gaba THERAPEUTICS

OWNERSHIP	53.8%
PRODUCT	Deuterated etifoxine HCl oral dosage form (GRX-917)
PHARMA-COLOGY	Etifoxine facilitates endogenous production of neurosteroids like allopregnanolone through agonist activity at the mitochondrial translocator protein (TSPO)
PRODUCT FEATURES	GRX-917 is designed to have rapid onset activity of anxiolytic activity like benzodiazepines but without the sedating, addicting, or cognitive impairing properties
INDICATIONS	Primary: Generalized Anxiety Disorder Potential: Social Anxiety Disorder, Postpartum Depression
CURRENT STATUS	Phase 1 trial initiated in H1'21
INTELLECTUAL PROPERTY	Issued composition of matter on deuterated etifoxine (GRX-917) and corresponding methods of use
HIGHLIGHT	GRX-917 is aimed to be an improved version of Etifoxine, which already showed promising results

GRX-917 has the potential for benzodiazepine-like rapid-onset efficacy with improved safety and tolerability

PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY[1])


Non Inferiority Test
Ham-A total score
30
25
20
15
10
5
0
P=0.0001
P=0.0002
Day 0
Day 7
Day 28
Day 35
Under treatment
Safety
Etifoxine
Lorazepam

Etifoxine works as rapidly as lorazepam, with etifoxine continuing its effects beyond treatment, while lorazepam shows rebound

Etifoxine has a **strong safety** record: a review of over **14m prescriptions** in France found no cases of abuse, misuse or dependence[2]

ONGOING PHASE 1 TRIAL

Part 1: Single Ascending Dose		Part 2: Multiple Ascending Dose	
TREATMENT	SAFETY/PK/PD	TREATMENT	SAFETY/PK/PD
Up to 40 healthy subjects: Up to 5 cohorts	**PD Endpoint:** qEEG	**Up to 36 healthy subjects:** Up to 3 cohorts	**PD Endpoint:** qEEG

Note: HAM-A = Hamilton Anxiety Rating Scale, SD = standard deviation, qEEG = Quantitative electroencephalography, PK = Pharmacokinetics. PD = Pharmacodynamics.

1. Nguyen et al., "Efficacy of etifoxine compared to lorazepam monotherapy" (2006)
2. Cottin et al., "Safety profile of etifoxine: A French pharmacovigilance survey" (2016)

22

SUMMARY

Neuronasal

OWNERSHIP	56.5%
PRODUCT	Intranasal N-acetylcysteine (NN-101)
PHARMA-COLOGY	N-acetylcysteine (NAC) stimulates glutathione production thus reducing oxidative damage
PRODUCT FEATURES	Direct-to-brain intranasal administration showed to increase concentrations in the brain and reduce side effects associated with very high doses of oral or IV NAC
INDICATIONS	Primary: mild Traumatic Brain Injury Potential: Parkinson's Disease
CURRENT STATUS	Pilot study completed in H2'20, Phase 1 trial anticipated to initiate in mid '21
INTELLECTUAL PROPERTY	Pending patent on methods of use of NAC for treating post-concussion syndrome
HIGHLIGHT	Improved brain-penetration of NN-101 and NAC effect in early mTBI

NN-101 has the potential to become the first approved pharmacological treatment for mTBI

PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY[1] AND NEURONASAL PILOT)

Treatment of 81 mTBI patients with NAC (24h post blast) increased probability of symptom resolution by ~2x (OR = 3.60, p = 0.0062 overall)


A: Placebo
B: Early oral NAC
Count of patients
30
20
10
0
None
1
2
3
4
5
Number of symptoms after 7 days

NN-101 pilot

NN-101 was observed to **be ~20x and ~100x** more **brain-penetrant** compared to IV and oral NAC respectively

PLANNED PHASE 1 TRIAL: Single-site, 4-part clinical trial

RANDOMIZED OPEN LABEL → FORMULATION COMPARISON → ESCALATING DOSE → REPEAT DOSING

Subject cohort:	Objective:	Primary endpoints:
Healthy volunteers	Identify optimized drug and device	Brain bioavailability, safety, tolerability

Note: HAM-A = Hamilton Anxiety Rating Scale..
1. Hoffer et al., "Amelioration of acute sequelae of blast induced mild traumatic brain injury by N-acetylcysteine: a double-blind, placebo-controlled study" (2013)

23

SUMMARY

EmpathBio

OWNERSHIP	100%
PRODUCT	EMP-01 is an oral formulation of an MDMA derivative being developed for the treatment of PTSD
PHARMA-COLOGY	A monoamine releaser and reuptake inhibitor with prominent effects on serotonin (5-HT)
PRODUCT FEATURES	An entactogen; a compound class that increases feelings of empathy and closeness--with a potentially improved cardiovascular profile compared to MDMA
INDICATIONS	Primary: Post-traumatic Stress Disorder Potential: General Anxiety Disorder
CURRENT STATUS	Phase 1 trial anticipated to initiate in mid '22
INTELLECTUAL PROPERTY	Filed provisional on formulation, combination approach
HIGHLIGHT	EMP-01 is aimed to be an improved version of MDMA to treat PTSD symptoms, through an improved cardiovascular profile and potential digital therapeutic support

MDMA-assisted psychotherapy significantly reduced PTSD symptoms in 90 severe PTSD patients

PRIOR EVIDENCE IN HUMANS (THIRD PARTY STUDY[1])

MDMA-assisted therapy significantly reduced CAPS-V scores in PTSD patients (primary endpoint), (n=90)



CAPS-5 total severity score
50
40
30
20
10
0
Baseline (T1)
After session 1 (T2)
After session 2 (T3)
After session 3 (T4), primary endpoint
MDMA-assisted therapy
Placebo with therapy

Note: Change in CAPS-V total severity score from T1 to T4 (P < 0.0001, d = 0.91, n = 89 (MDMA n = 46)), as a measure of the primary outcome. Primary analysis was completed using least square means from a mixed model repeated measure (MMRM) analysis model; (n=90)
Mitchell et al., "MDMA-assisted therapy for severe PTSD: a randomized, double-blind, placebo-controlled phase 3 study" (2021)

24 Pear Tx created a precedent Positive regulatory sentiment atai’s opportunity reSET-O © from Pear Therapeutics is FDA is supporting and stimulating Aimed at improved therapeutic 1 the ﬁrst prescription digital therapeutic Digital Health initiatives : outcomes that obtained FDA approval for treatment of patients with OUD (2018) Regulatory exclusivity possible through development of combination product (i.e., digital app + drug) Combination also provides opportunity for IP scope expansion 1. FDA, “Digital Health Innovation Action Plan” (2018)24 Pear Tx created a precedent Positive regulatory sentiment atai’s opportunity reSET-O © from Pear Therapeutics is FDA is supporting and stimulating Aimed at improved therapeutic 1 the ﬁrst prescription digital therapeutic Digital Health initiatives : outcomes that obtained FDA approval for treatment of patients with OUD (2018) Regulatory exclusivity possible through development of combination product (i.e., digital app + drug) Combination also provides opportunity for IP scope expansion 1. FDA, “Digital Health Innovation Action Plan” (2018)

25

Recent achievements and upcoming value inflection points

Recent Milestones

2021:
- ✓ Recognify started Phase 2a study in CIAS with RL-007
- ✓ Perception closed licensing deal with Otsuka for Japan
- ✓ atai entered strategic partnership with IntelGenx
- ✓ DemeRx received approval to start DMX-1002 Phase 1/2 in UK
- ✓ atai announced successful closing of Series D, raising $157m
- ✓ Perception announced positive Phase 1 results with PCN-101
- ✓ Empath partnered with Bionomics on PTSD drug development

- ✓ atai acquired majority stake in Recognify to develop RL-007 for CIAS
- ✓ Launch of Revixia Life Sciences to develop RLS-01
- ✓ COMPASS successfully IPO-ed on NASDAQ
- ✓ atai launched EmpathBio to develop EMP-01 for PTSD
- ✓ atai launched Introspect to develop Digital Therapeutics

Anticipated Milestones next 18 months

- PCN-101 Phase 2a FSI
- DMX-1002 Phase 1/2 FSI
- PCN-101 (SQ vs. IV BA) results
- NN-101 Phase 1 FSI
- RL-007 Phase 2a results
- PCN-101 Phase 2a results
- DMX-1002 Phase 1 results
- GRX-917 Phase 1 results
- NN-101 Phase 1 results
- RL-007 Phase 2b FSI
- GRX-917 Phase 2 FSI
- KUR-101 Phase 1 results
- EMP-01 Phase 1 results
- VLS-01 Phase 1 results
- IntroSpect app deployment
- EntheogeniX lead candidate
- Psyber prototype deployment
- InnarisBio pilot Phase 1 results

Notes: FSI = First subject in, SQ = Subcutaneous, IV = Intravenous, BA = Bioavailability

Financial Position

Issuer (ticker)	ATAI Life Sciences N.V. (NASDAQ: ATAI)
Market capitalization	~$2.8B[(1)]
Outstanding shares	154.8M
Cash & cash equivalents	• ~$449M cash & cash equivalents as of March 31, 2021[(2)] • In the second quarter of 2021, atai successfully completed an IPO and raised total gross proceeds of ~$258.8M (including the underwriters' allotment) • atai is well financed to fund planned operations through 2023

APEIRON INVESTMENT GROUP · NOVATOR · CATALIO CAPITAL MANAGEMENT · THIEL · GALAXY · WOODLINE PARTNERS · FUTURE VENTURES · SUBVERSIVE CAPITAL · FALCON EDGE CAPITAL · MOORE CAPITAL MANAGEMENT, LP · puravida INVESTMENTS

(1) As of June 9, 2021
(2) After giving effect to our Series D and IPO financings.

Investor Contact: Greg Weaver Chief Financial Officer Email: greg.weaver@atai.lifeInvestor Contact: Greg Weaver Chief Financial Officer Email: greg.weaver@atai.life

27 ATAI PLATFORM INDICATION DEEP DIVES: • Overview • Depression • CIAS • SUD • Anxiety • mTBI • MoA27 ATAI PLATFORM INDICATION DEEP DIVES: • Overview • Depression • CIAS • SUD • Anxiety • mTBI • MoA

28 Process People Enabling Technologies28 Process People Enabling Technologies

29 Enabling Technologies People Process Small teams with entrepreneurial Disciplined selection criteria Digital Therapeutics autonomy develop our compounds (including prior evidence in humans) Operational involvement of Impactful capital allocation to Formulation and biomarkers interdisciplinary atai team acquired and incubated companies Strategic value capture and Access to experienced group of AI-enabled drug discovery high degree of optionality strategic advisors and KOLs29 Enabling Technologies People Process Small teams with entrepreneurial Disciplined selection criteria Digital Therapeutics autonomy develop our compounds (including prior evidence in humans) Operational involvement of Impactful capital allocation to Formulation and biomarkers interdisciplinary atai team acquired and incubated companies Strategic value capture and Access to experienced group of AI-enabled drug discovery high degree of optionality strategic advisors and KOLs

30 Disciplined New Optionality and Capital Allocation and Program Selection Strategic Value Capture Decentralized Operations Prior evidence in humans to Small teams with entrepreneurial Internal Development increase probability of success autonomy develop our drugs Access to milestone-based funding, Diﬀerentiated treatment eﬀect Strategic Partnerships shared services and enabling tech to address unmet patient needs Significant commercial potential Economies of scope and cross- IPO and complementary to drug fertilization across our development candidates already in pipeline programs30 Disciplined New Optionality and Capital Allocation and Program Selection Strategic Value Capture Decentralized Operations Prior evidence in humans to Small teams with entrepreneurial Internal Development increase probability of success autonomy develop our drugs Access to milestone-based funding, Diﬀerentiated treatment eﬀect Strategic Partnerships shared services and enabling tech to address unmet patient needs Significant commercial potential Economies of scope and cross- IPO and complementary to drug fertilization across our development candidates already in pipeline programs

31

Case study: COMPASS Pathways creates a precedent for atai's companies: From foundation in 2017 to public company today

2017

atai LIFE SCIENCES THIEL

atai as co-investor[1]

Aug 2017: Seed round GBP 3m

Post money valuation: GBP 15m

2018

atai LIFE SCIENCES

atai as lead investor

Sept 2018: Series A GBP 27m

Post money valuation: GBP 77m

FDA **Oct 2018:** Breakthrough designation

2019

Dec 2019: Positive Phase 1 results

2020

atai LIFE SCIENCES Otsuka PERCEPTIVE ADVISORS

atai as lead investor

Apr 2020: Series B USD 80m

Post money valuation: GBP 325m

NOW

Nasdaq

Successful IPO

Sept 2020: IPO USD 146.6m

Market Cap[2]**:** USD 1.5bn

1. atai co-founder, Christian Angermayer (though his family office, Apeiron) was initial investor into Compass which shareholding was contributed to atai upon atai's incorporation
2. Market Cap as of July 9, 2021

32

Our People: 50 atai professionals with strong track record and a group of experienced advisors support the CEOs of our companies with the execution of our trials

Greg Bates
VP, Regulatory Affairs

Carrie Bowen, PhD
Director, Neuroscience

Glenn Short, PhD
VP, Early Development

Anne Johnson
VP, Global Controller

Ryan Barrett
GC & Lead of Corporate Development

Anna Richardson
Chief of Staff, Director Stakeholder Engagement

Georgina Kilfoil, PMP
VP, Clinical Operations

Majed Fawaz, PhD
VP, CMC

Roman Dahl
VP, Operations & Innovation

David Keene
VP, Digital Therapeutics

Danny Talati
Director, Business Development

Edmund Neuhaus, PhD
Senior Director, Psychology

Arvind Tewari
VP, Digital Strategy and Operations

Paul Simboli
Director, IP Counsel

Galyna Pidpruzhnykova, PhD
Director, Innovation Strategy

Sarah McEwen, PhD
Director, Clinical Science

Frank Stegert
VP, Operations and Investment

Kasia Frankfort
VP, FP&A

Alan Schatzberg, MD
Scientific Advisor COMPASS and GABA

John Krystal, MD
Scientific Advisor

Frank Sasinowski
Regulatory Advisor

Amir Kalali, MD
Business Advisor

Barbara Duncan
Business Advisor

Terence A. Kelly, PhD
CEO Perception Neuroscience

Ian Massey, DPhil
CEO GABA Therapeutics

Deborah Mash, PhD
CEO DemeRx

Tom Bradshaw
CEO Neuronasal

Matthew Pando, PhD
CEO Recognify

Atul Pande, MD
Director Perception Neuroscience

~150 FTEs / consultants across atai's companies

50 Professionals in atai core team

Core atai team collectively led

13 NDAs through regulatory approval

50+ IND applications

33

Our enabling technologies are designed to drive efficient drug discovery and improved treatment outcomes

Digital Therapeutics

Introspect

- **Wholly owned digital therapeutics platform** dedicated to providing more comprehensive, personalized care management with potential to secure stronger IP protection

Psyber

- **Utilizes digital combination tools** to empower atai's programs, such as remote monitoring and remote counseling

AI Enabled Drug Discovery

EntheogeniX

- **Joint venture with Cyclica**, with atai currently owning 80%
- **AI-enabled computational biophysics platform** designed to optimize and accelerate drug discovery
- **Potential to be a product engine** for atai supporting the next generation of novel programs

Formulation & Biomarker Stratification

PsyProtix

- **Metabolomics based biomarker approach** to develop precision psychiatry

InnarisBio

- **Joint venture with Uniquest** to advance direct-to-brain drug delivery technology

IntelGenx Corp.

- **Partnership with IntelGenx** to develop Innovative transmucosal formulations

34 Therapeutic area focus Traditional Decentralized development development (pipeline) (platform) Therapeutic area agnostic34 Therapeutic area focus Traditional Decentralized development development (pipeline) (platform) Therapeutic area agnostic

36 Patients with Patients with Anxiety Patients with Patients with Patients with TBI 1 2 5 Depression (global) Cognitive Impairment Substance Use (US) Disorders (US) 4 Associated with Disorder (US) 3 Schizophrenia (global) ~33% of patients are resistant No pharmacological ~75% of patients relapse No pharmacological Current treatments have slow to front line treatments treatments approved for CIAS within one year of treatment treatments approved for mild onset (4- 12 weeks) or side eﬀects including sedation TBI 1. World Health Organization (2020) 4. SAMSHA - National Survey on Drug Use and Health (2017) 2. Anxiety and Depression Association of America (2020) 5. Georges et al, “Traumatic Brain Injury”, NCBI (2020) 3. Using CSCI Criterion; Reichenberg et al., “Neuropsychological Function and Dysfunction in Schizophrenia and Psychotic Affecti ve Disorders” (2009)36 Patients with Patients with Anxiety Patients with Patients with Patients with TBI 1 2 5 Depression (global) Cognitive Impairment Substance Use (US) Disorders (US) 4 Associated with Disorder (US) 3 Schizophrenia (global) ~33% of patients are resistant No pharmacological ~75% of patients relapse No pharmacological Current treatments have slow to front line treatments treatments approved for CIAS within one year of treatment treatments approved for mild onset (4- 12 weeks) or side eﬀects including sedation TBI 1. World Health Organization (2020) 4. SAMSHA - National Survey on Drug Use and Health (2017) 2. Anxiety and Depression Association of America (2020) 5. Georges et al, “Traumatic Brain Injury”, NCBI (2020) 3. Using CSCI Criterion; Reichenberg et al., “Neuropsychological Function and Dysfunction in Schizophrenia and Psychotic Affecti ve Disorders” (2009)

37 Drug & Digital Combo Robust Specialty New Chemical Therapeutics Pharma IP Strategy Entity Engine Exclusivity Strategy Strategic Pursuit of Diﬀerential Restrictive Extensions of De-scheduling Covenants Patent Scope Leading IP and Regulatory Advisors37 Drug & Digital Combo Robust Specialty New Chemical Therapeutics Pharma IP Strategy Entity Engine Exclusivity Strategy Strategic Pursuit of Diﬀerential Restrictive Extensions of De-scheduling Covenants Patent Scope Leading IP and Regulatory Advisors

38

Additional **DEA process for schedule 1 process**, takes approx. 4 months

Successful precedents include GHB and THC

FDA evaluates NDAs and shares a recommendation with the DEA on down-scheduling of the particular compound


Typical new drug application process
Phase 1
Phase 2
Phase 3
NDA review
FDA
Launch
FDA Review
6-10 months
Parallel review of NDA documentation package
Scheduling recommendation from FDA
DEA
U.S. DRUG ENFORCEMENT ADMINISTRATION
NDA review
Review down-scheduling recommendation
Change in Federal register
90 days
30 days

	Jazz Pharmaceuticals	UniMed UniHealth Pharmaceuticals
Brand name	Xyrem	Marinol (Dronabinol)
Compound	Sodium oxybate (sodium salt of GHB*)	THC (delta-9-tetrahydrocannabinol in sesame oil)
Indication	Narcolepsy	Chemotherapy-induced nausea
Launch	2002	1985

Source: FDA website
* GHB = γ-hydroxybutyric acid

3939

40 Opportunity Overview Treatment resistant depression (TRD) is diagnosed after two failed courses of antidepressants. Treatment First onset Persistent resistant depression depression depression (MDD) (MDD) (TRD) 5 Global suﬀerers of Likelihood of relapse Global TRD patients 3 4 depression from current SoC Treatment options for TRD Antidepressants 1 Augmentation therapy S-ketamine Approved drugs for TRD Relative market opportunity 2 (Spravato, Symbyax) (antidepressant sales by Somatic therapy 6 2025) High-intensity psychological interventions 1. Includes mood stabilizers, atypical antipsychotics, and esketamine. 4. Hasler et al., Acute psychological and physiological eﬀects of psilocybin in healthy humans: a double-blind, placebo-controlled dose eﬀect study (2004) 2. Includes rTMS (repetitive transcranial magnetic stimulation), tDCS (transcranial direct current stimulation), ECT (electroconvulsive therapy), and DBS (deep-brain stimulation). 5. Pandarakalam, 2018; Sussman et al., 2018; Gaynes et al., 2019 3. World Health Organization (2020) 6. Evaluate Pharma (as of 19.03.2021)40 Opportunity Overview Treatment resistant depression (TRD) is diagnosed after two failed courses of antidepressants. Treatment First onset Persistent resistant depression depression depression (MDD) (MDD) (TRD) 5 Global suﬀerers of Likelihood of relapse Global TRD patients 3 4 depression from current SoC Treatment options for TRD Antidepressants 1 Augmentation therapy S-ketamine Approved drugs for TRD Relative market opportunity 2 (Spravato, Symbyax) (antidepressant sales by Somatic therapy 6 2025) High-intensity psychological interventions 1. Includes mood stabilizers, atypical antipsychotics, and esketamine. 4. Hasler et al., Acute psychological and physiological eﬀects of psilocybin in healthy humans: a double-blind, placebo-controlled dose eﬀect study (2004) 2. Includes rTMS (repetitive transcranial magnetic stimulation), tDCS (transcranial direct current stimulation), ECT (electroconvulsive therapy), and DBS (deep-brain stimulation). 5. Pandarakalam, 2018; Sussman et al., 2018; Gaynes et al., 2019 3. World Health Organization (2020) 6. Evaluate Pharma (as of 19.03.2021)

41

atai is targeting depression via multiple complementary approaches

		Depression			
	Company	COMPASS PATHWAYS	VIRIDIA LIFE SCIENCES	PERCEPTION NEUROSCIENCE	REVIXIA LIFE SCIENCES
	Compound	COMP360	DMT	R-ketamine	Salvinorin A
Population / Drug class	Indication	TRD	TRD	TRD	TRD
	MoA Target / Drug Class	5-HT2A-R agonist	5-HT2A-R agonist	Glutamatergic modulator	Kappa opioid agonist
Convenience / Use	Potential for at home use	✗	✗	✓	✗
	Concomitant SSRI therapy	✗	✗	✓	✓
	In-clinic duration	6-8 hours	~2 hours	N/A	~2 hours
Commercial	Distribution channels	New clinics infrastructure	S-ketamine/ psilocybin clinics	Pharmacies	S-ketamine/ psilocybin clinics

4242

43

Cognitive Impairment Associated with Schizophrenia (CIAS)

Opportunity Overview

Schizophrenia is a chronic, psychiatric disorder characterized by a heterogeneous combination of symptoms, including psychosis, social withdrawal, flat emotional affect and cognitive impairment. Nearly all schizophrenia patients are affected by CIAS, limiting both social and non-social cognitive functions.

To date, there are no pharmacological treatments approved for CIAS

~21m
Global sufferers of schizophrenia [1]

~84%
of schizophrenia patients suffer from significant cognitive impairment [2]

~20 yrs
Lost life expectancy compared to general population (schizophrenia patients) [3]

~$155bn+
Estimated annual US economic burden due to schizophrenia [4]

$13bn+
Relative market opportunity (antipsychotic sales by 2025) [5]

1. Charlson et al., "Global Epidemiology and Burden of Schizophrenia: Findings From the Global Burden of Disease Study" (2016)
2. Using CSCI Criterion; Reichenberg et al., "Neuropsychological Function and Dysfunction in Schizophrenia and Psychotic Affective Disorders" (2009)
3. Laursen, Nordentoft & Mortensen, "Excess early mortality in schizophrenia" (2014)
4. Cloutier et al., "The Economic Burden of Schizophrenia in the United States in 2013" (2016)
5. EvaluatePharma (as of 19.03.2021)

44

PIPELINE SUMMARY

9 Clinical Stage Therapies in Development for CIAS

12 Pre-Clinical Stage Therapies in Development

17 Different Mechanisms of Action

RL-007 is well positioned, combining a history of safety with a signal of pro-cognitive effects in humans

Overview of Leading Clinical Stage Competitors for Cognitive Impairment Associated with Schizophrenia (CIAS)

	RECOGNIFY LIFE SCIENCES	sunovion	Boehringer Ingelheim	Neurocrine	Pfizer	Biogen
Therapy	RL-007	SEP-363856	BI-425809	NBI-1065844	PF-03463275	BIIB-104
Primary Indication	CIAS	Schizophrenia	CIAS	Schizophrenia	CIAS	CIAS
MoA	GABA / nicotinic modulator	TAAR1 agonist	GlyT1 inhibitor	DAAO inhibitor	GlyT1 inhibitor	AMPA agonist
Current Phase	II	III	II	II	II	II
Notes	Previously assessed in over 500 subjects for other indications with no serious adverse events observed	Breakthrough therapy designation, being developed for schizophrenia but recently demonstrated small improvements in cognitive measures	Completed Phase II with positive results	Failed to achieve primary endpoint of easing the negative symptoms of schizophrenia, but met secondary endpoints of cognitive improvement	Ongoing Phase II	Ongoing Phase II, US and Japan Only

Note: GABA = Gamma aminobutyric acid; TAAR1 = trace amine-associated receptor; GlyT1 = Glycine Transporter 1,; AAO = D Amino Acid Oxidase; AMPA = α-amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid
Sources: GlobalData, Evaluate Pharma (both as of 2021)

4545

46 Opportunity Overview Substance use disorders are highly prevalent disorders characterized by an inability to control the use of a legal or illegal drug, medication or US suﬀerers of US suﬀerers of US deaths from opioid other psychoactive compound 1 1 2 SUD in 2017 OUD in 2017 drug overdose in 2017 Treatment options for Opioid Use Disorder (OUD) Synthetic opioid receptor agonists Societal cost associated of patients undergoing OUD (methadone and buprenorphine) 3 with OUD in US therapy experience relapse 4 within one year Opioid antagonists (naltrexone and naloxone) 1. SAMSHA - National Survey on Drug Use and Health (2017) 3. Murphy, “The cost of opioid use disorder and the value of aversion” (2020) 2. Wilson et al., “Drug and opioid-involved overdose deaths – United States, 2017-2018” (2020) 4. Sinha, “New Findings on Biological Factors Predicting Addiction Relapse Vulnerability” (2011)46 Opportunity Overview Substance use disorders are highly prevalent disorders characterized by an inability to control the use of a legal or illegal drug, medication or US suﬀerers of US suﬀerers of US deaths from opioid other psychoactive compound 1 1 2 SUD in 2017 OUD in 2017 drug overdose in 2017 Treatment options for Opioid Use Disorder (OUD) Synthetic opioid receptor agonists Societal cost associated of patients undergoing OUD (methadone and buprenorphine) 3 with OUD in US therapy experience relapse 4 within one year Opioid antagonists (naltrexone and naloxone) 1. SAMSHA - National Survey on Drug Use and Health (2017) 3. Murphy, “The cost of opioid use disorder and the value of aversion” (2020) 2. Wilson et al., “Drug and opioid-involved overdose deaths – United States, 2017-2018” (2020) 4. Sinha, “New Findings on Biological Factors Predicting Addiction Relapse Vulnerability” (2011)

47

SUMMARY

DMX-1002 could potentially become a paradigm-shifting therapy for Opioid Use Disorder

Current standard of care for OUD is medication therapy, requiring opioid substitutes that carry significant side effects

Current strategies for withdrawal support have high rates of relapse

DMX-1002 has the potential to become the first disease-modifying treatment for OUD, minimizing risk of relapse

	Therapy	Mechanism of Action	Single Therapeutic Episode	No Opioid Side Effects	Minimal Abuse Potential	High Adherence / Low Risk of Relapse
Disease Modification Single dose administered in monitored setting, providing both withdrawal support and oneiric experience with goal of complete remission	Ibogaine (DMX-1002) DemeRx	Mixed MoA	✓	✓	✓	✓
Withdrawal Support[2] Therapies given for symptomatic management during supervised withdrawal (detoxification)	Clonidine	Alpha-2 agonist	✓	✓	✓	
	Lofexidine	Alpha-2 agonist	✓	✓	✓	
Medication Assisted Therapy[1] Daily therapy given in substitution of opioid in outpatient setting in attempt to wean off from opioid	Methadone	Mu-agonist				✓
	Buprenorphine	Partial Mu-agonist				✓
	Naltrexone	Mu-antagonist		✓	✓	

Source: GlobalData, Evaluate Pharma (both as of 2021)
1. Current Standard of Care
2. Rarely used given high rates of relapse. Used primarily in institutional or penitentiary settings

4848

49 Opportunity Overview Anxiety disorders develop when feelings of apprehension and unease persist over an extended period and potentially worsen over time Social Obsessive- Generalized Anxiety Compulsive Anxiety Disorder Disorder Disorder (SAD) (OCD) (GAD) Anxiety disorder Most common mental GAD suﬀerers in 1 1 2 suﬀerers in the US health disorder in the US the US Post- Traumatic Panic Stress Disorder Disorder (PTSD) Treatment options for anxiety disorders Antidepressants (SSRIs) Less than half of patients with Annual societal cost of Benzodiazepines 3 Anxiety disorder in the US anxiety disorders in the US 2 receive treatment Psychotherapy 1. National Alliance on Mental Illness (2021) 2. Anxiety and Depression Association of America (2021) 3. DeVane et al., “Anxiety Disorders in the 21st Century: Status, Challenges, Opportunities, and Comorbidity With Depression”, AJMC (2005)49 Opportunity Overview Anxiety disorders develop when feelings of apprehension and unease persist over an extended period and potentially worsen over time Social Obsessive- Generalized Anxiety Compulsive Anxiety Disorder Disorder Disorder (SAD) (OCD) (GAD) Anxiety disorder Most common mental GAD suﬀerers in 1 1 2 suﬀerers in the US health disorder in the US the US Post- Traumatic Panic Stress Disorder Disorder (PTSD) Treatment options for anxiety disorders Antidepressants (SSRIs) Less than half of patients with Annual societal cost of Benzodiazepines 3 Anxiety disorder in the US anxiety disorders in the US 2 receive treatment Psychotherapy 1. National Alliance on Mental Illness (2021) 2. Anxiety and Depression Association of America (2021) 3. DeVane et al., “Anxiety Disorders in the 21st Century: Status, Challenges, Opportunities, and Comorbidity With Depression”, AJMC (2005)

50

SUMMARY

There is an unmet need in GAD for therapies with rapid onset, high efficacy, and minimal side effects

SSRI's are current standard of care for GAD but require 4-6 weeks for onset of effect and have several disadvantages[1]:

1. SSRI/SNRI-specific inadequacy
2. Lack of tolerability
3. Patient nonadherence to medications that fail to relieve symptoms of anxiety quickly

Benzodiazepines are second-line treatment, offering fast and effective relief, but carrying significant risk of:

1. Sedation
2. Impaired cognition
3. Dependence/addiction

GRX-917 can fill unmet need in Generalized Anxiety Disorder (GAD) with rapid onset and favorable safety profile

Overview of Current Therapeutic Options for Generalized Anxiety Disorder

Class	Examples	Mechanism of action	Favorable safety profile	Rapid Onset	High Efficacy	Minimal Side Effects	Non-addictive
Benzoxazine	deu-etifoxine (GRX-917)	$GABA_A$ Channel and TSPO Potentiation	✓	✓	✓	✓	✓
Selective Serotonin Reuptake Inhibitor (SSRI)	Escitalopram	SERT blockade	✓				✓
Serotonin and Norepinephrine Reuptake Inhibitor (SNRI)	Venlafaxine	SERT AND NET blockade	✓				✓
Benzodiazepines	Alprazolam	$GABA_A$ Potentiation		✓	✓		
Tricyclic Antidepressant (TCA)	Imipramine	Mixed MoA					✓
Azapirones	Buspirone	partial 5-HT1A agonist	✓				✓
Gabapentinoid	Pregablin	VDCC inhibition	✓				✓

Anticipated pharmacological profile based on etifoxine

Note: GABA = Gamma aminobutyric acid, SERT = serotonin transporter , NET = serotonin transporter; MoA = Mechanism of Action; 5HT1a = serotonin 1A receptor; VDCC = voltage dependent calcium channel; TSPO = mitochondrial translocator protein
Source: GlobalData, Evaluate Pharma (both as of 19.03.2021)
1. DeMartini et al., "Generalized Anxiety Disorder" (2019)

5151

52 Opportunity Overview Traumatic brain injury typically occurs when a sudden force impacts the head or body, resulting in damage and functional People sustain TBI Annual TBI-related Mild TBI accounts for impairment of the brain. atai initially focuses 1 2 each year in US deaths in US 70 - 80% of all on mild traumatic brain injuries. reported TBIs To date, there are no pharmacological treatments Americans live with TBI of patients continue to exhibit approved for Traumatic 3 related disabilities prolonged neurocognitive Brain Injury 4 dysfunctions 1. Georges et al, “Traumatic Brain Injury”, NCBI (2020) 3. Thurman et al., “Report to Congress: Traumatic Brain Injury in the United States”, CDC (1999) 2. CDC, “Surveillance Report of Traumatic Brain Injury-related Emergency Department Visits, Hospitalizations, and Deaths” (2014) 4. Hoﬀer et al., “Repositioning drugs for traumatic brain injury”, Journal of Biomedical Science (2017)52 Opportunity Overview Traumatic brain injury typically occurs when a sudden force impacts the head or body, resulting in damage and functional People sustain TBI Annual TBI-related Mild TBI accounts for impairment of the brain. atai initially focuses 1 2 each year in US deaths in US 70 - 80% of all on mild traumatic brain injuries. reported TBIs To date, there are no pharmacological treatments Americans live with TBI of patients continue to exhibit approved for Traumatic 3 related disabilities prolonged neurocognitive Brain Injury 4 dysfunctions 1. Georges et al, “Traumatic Brain Injury”, NCBI (2020) 3. Thurman et al., “Report to Congress: Traumatic Brain Injury in the United States”, CDC (1999) 2. CDC, “Surveillance Report of Traumatic Brain Injury-related Emergency Department Visits, Hospitalizations, and Deaths” (2014) 4. Hoﬀer et al., “Repositioning drugs for traumatic brain injury”, Journal of Biomedical Science (2017)

53

While **mental health is the initial focus**, adjacent indications may allow for **significant expansion**

Anti-inflammatory properties make psychedelics potentially interesting for a variety of therapeutic indications[1]

Selected CNS indications of interest for psychedelic therapeutics

Indication	Estimated 2026 Market Size ($BN)	Academic Publications
Eating disorders	7.4*	Positive effects of psychedelics on depression and wellbeing scores in individuals reporting an eating disorder[2]
Obsessive-Compulsive Disorder	3.7*	Safety, tolerability, and efficacy of psilocybin in 9 patients with obsessive-compulsive disorder[5]
Attention Deficit Hyperactivity Disorder	3.3	Perceived outcomes of psychedelic microdosing as self-managed therapies for mental and substance use disorders[3]
Autism Spectrum Disorders	1.4*	Lysergic acid diethylamide (LSD) promotes social behavior through mTORC1 in the excitatory neurotransmission[4]
Multiple Sclerosis	21.1	Psychedelics and immunomodulation: novel approaches and therapeutic opportunities[10]
Ischemic/ Hypoxic Brain Injury	20.0	The Endogenous Hallucinogen and Trace Amine N,N-Dimethyltryptamine (DMT) Displays Potent Protective Effects against Hypoxia via Sigma-1 Receptor Activation in Human Primary iPSC-Derived Cortical Neurons and Microglia-Like Immune Cells[6]
Alzheimer's Disease	10.6	Psychedelics as a Treatment for Alzheimer's Disease Dementia[7]
Migraine Headache	9.6	Exploratory Controlled Study of the Migraine-Suppressing Effects of Psilocybin[11]
Parkinson's Disease	2.4	Neuroprotective potential of Ayahuasca and untargeted metabolomics analyses: applicability to Parkinson's disease[8]
Amyotrophic lateral sclerosis	1.0	Psychedelics as a novel approach to treating autoimmune conditions[9]
Cluster Headache	0.3	Response of cluster headache to psilocybin and LSD[12]
	80	

* Company estimate based on worldwide incidence
Source: EvaluatePharma for all indications with exception of Eating disorders, Autism spectrum disorder, and obsessive-compulsive disorder, for which there are no currently marketed therapies. Market size was calculated based on estimated worldwide incidence and current yearly average cost of antidepressant therapy

1. Flanagan & Nichols, "Psychedelics as anti-inflammatory agents" (2018). 2. Spriggs et al., "Positive effects of psychedelics on depression and wellbeing scores in individuals reporting an eating disorder" (2020). 3. Lea et al., "Perceived outcomes of psychedelic microdosing as self-managed therapies for mental and substance use disorders" (2020). 4. De Gregorio et al., "Lysergic acid diethylamide (LSD) promotes social behavior through mTORC1 in the excitatory neurotransmission" (2021). 5. Moreno et al., "Safety, tolerability, and efficacy of psilocybin in 9 patients with obsessive-compulsive disorder" (2006). 6. Szabo et al., "The Endogenous Hallucinogen and Trace Amine N,N-Dimethyltryptamine (DMT) Displays Potent Protective Effects against Hypoxia via Sigma-1 Receptor Activation in Human Primary iPSC-Derived Cortical Neurons and Microglia-Like Immune Cells" (2016). 7. Vann Jones & O'Kelly, "Psychedelics as a Treatment for Alzheimer's Disease Dementia" (2020) 8. Katchborian-Neto et al., "Neuroprotective potential of Ayahuasca and untargeted metabolomics analyses: applicability to Parkinson's disease" (2020). 9. Thompson et al., "Psychedelics as a novel approach to treating autoimmune conditions" (2020). 10. Szabo A., "Psychedelics and immunomodulation: novel approaches and therapeutic opportunities" (2015). 11. Schindler et al., "Exploratory Controlled Study of the Migraine-Suppressing Effects of Psilocybin" (2020). 12. Sewell et al., "Response of cluster headache to psilocybin and LSD" (2006)

54

atai aims to develop novel disease-modifying strategies to restore mental health by focusing on neuroplasticity

Standard of Care



1 **SSRIs** localized to serotoninergic pathways with slow onset, mainly ↓ **AN:** reduced stress, emotional blunting.



2 **Buprenorphine**
↓ **RN** Opioid receptor agonists for maintenance; drawbacks: respiratory depression and maintained dependency.



3 **Benzodiazepines**
↓ **AN:** sedation, amnesia, impaired motor performance; withdrawal atai LIFE SCIENCES

PERCEPTION NEUROSCIENCE

DemeRx IB

VIRIDIA LIFE SCIENCES



1 2 **Pleiotropic re-set of DMN & AN.**
Increased neuroplasticity combined with psychedelic experience facilitates **regaining control of CC and RN** and "unlearning" negative behaviors.

gaba



3 **Modulatory (+/-) effect on AN.**
Restoration of top-down control of emotions from **CC**.

- Default Mode Network **(DMN)**: Self awareness
- Cognitive Control **(CC)**: Decision making, executive functions
- Reward Network **(RN)**: Pleasure
- Affective Network **(AN)**: Fear response, social interaction, learning, processing emotions

55 Florian Brand | CEO | atai life sciences55 Florian Brand | CEO | atai life sciences